UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF

                  THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      December 9, 2010

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                              HASBRO, INC.

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         (Exact name of registrant as specified in its charter)

 RHODE ISLAND                    1-6682                    05-0155090

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  (State of                   (Commission                 (IRS Employer

Incorporation)                File Number)             Identification No.)

1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862

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 (Address of Principal Executive Offices)                  (Zip Code)

                             (401) 431-8697

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           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 9, 2010, Hasbro, Inc. (the “Company”) provided written notice to the New York Stock Exchange (the “NYSE”) that the Company plans to voluntarily transfer its listing to the NASDAQ Global Select Market (“NASDAQ”).  The Company’s common stock, par value $.50 per share, has been approved for listing on NASDAQ and is expected to commence trading on NASDAQ on or about December 21, 2010 under the Company’s current trading symbol “HAS”. The Company expects trading to cease on the NYSE effective at the close of business on December 20, 2010.

 A copy of the press release issued by the Company on December 9, 2010 is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99

  Press Release, dated December 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.

                                             ------------

                                             (Registrant)

Date: December 9, 2010                    By:  /s/ Deborah Thomas

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                                              Deborah Thomas

                                              Chief Financial Officer

HASBRO, INC.

Current Report on Form 8-K

Dated December 9, 2010

Exhibit Index

Exhibit No.

Exhibit

99

  Press Release, dated December 9, 2010.